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HSBC Bank USA, National Association
   452 Fifth Avenue
   New York, NY  10018
   Fax: (212) 525-5517

Date:                 June 28, 2007

To:                   The Bank of New York Trust Company, N.A., not in its individual capacity but solely in its capacity as Indenture Trustee for the benefit of the GMACM Home Equity Loan Trust 2007-HE2

                      2 North LsSalle Street, Suite 1010
                      Chicago, IL 60602

Attention:            Keith Richardson
Telephone no.:        312-267-5030
Facsimile no.:        312-267-5210

Cc:

Our Reference:        Global No. 481784HN/481785HN/DRAFT

Re:     Interest Rate Cap Corridor Transaction

Ladies and Gentlemen:

The  purpose  of this  letter  agreement  is to set  forth the  terms  and  conditions  of the transaction  entered into between HSBC Bank USA,  National  Association  ("Party A") and GMACM
Home  Equity  Loan Trust  Series  2007-HE2  Trust,  acting  through The Bank of New York Trust
Company,  N.A.,  not in its  individual  capacity,  but solely as  Indenture  Trustee  for the benefit  of GMACM  Home  Equity  Loan  Trust  2007-HE2  Trust  ("Party  B") on the Trade  Date
specified below (the  "Transaction").  This letter agreement  constitutes a "Confirmation"  as referred to in the Agreement specified below.

The definitions and provisions  contained in the 2000 ISDA Definitions (the  "Definitions") as
published by the  International  Swaps and Derivatives  Association,  Inc. are incorporated by reference  herein.  In the  event  of any  inconsistency  between  the  Definitions  and  this
Confirmation,   this  Confirmation  will  govern.  For  purposes  of  this  Transaction,   any
capitalized  and  undefined  terms  contained  herein  (other than the  capitalized  terms the definitions  of which are contained in the  Definitions)  shall have the meanings  ascribed to them in the Indenture dated as of June 28, 2007 (the  "Indenture")  relating to the GMACM Home
Equity Loan Trust  2007-HE2 GMAC Home Equity  Loan-Backed  Term Notes,  Series  2007-HE2 which is hereby incorporated by reference into this Confirmation.

1.      This Confirmation evidences a complete and binding agreement between Party A and
        Party B as to the terms of the Transaction to which this Confirmation relates. This
        Confirmation, together with all other documents referring to the ISDA Form, as defined below, confirming the Transaction entered into between us shall supplement, form a part of, and be subject to an agreement in the form of the 1992 ISDA Master
        Agreement (Multicurrency-Cross Border) (the "ISDA Form") (as may be amended, modified or supplemented from time to time, the "Agreement") as if we had executed an agreement on the Trade Date of the first such Transaction between us in such form, with the Schedule thereto specifying only that (a) the governing law is the laws of the State of New York,  and (b) the Termination Currency is U.S. Dollars.  In the
        event of any inconsistency between the terms of this Confirmation and the terms of the Agreement, this Confirmation will prevail for the purpose of this Transaction.

2.      The terms of the particular Transaction to which this Confirmation relates are as follows:-

       Notional Amount:                      With  respect to any  Calculation  Period  during
                                             which  the  Reference  Transaction  has not  been
                                             terminated,  the  lesser,  if  any,  of  (A)  the
                                             amount set forth on  Schedule  A attached  hereto
                                             and (B) the  outstanding  aggregate  Note Balance
                                             of the Class A-1 Notes  immediately  prior to the
                                             related  Payment  Date.  Party  A will be able to
                                             access  the   outstanding   aggregate   principal
                                             balance  of the  Class  A  Certificates  via  the
                                             Indenture      Trustee's     internet     website
                                             http://www.sfr.bankofny.com     "GMACM     SERIES
                                             2007-HE2" as the deal. This  information  will be
                                             posted  at  least 5  Business  Days  prior to the
                                             related Payment Date.

        Trade Date:                         June 26, 2007

        Effective Date:                     July 25, 2007

        Termination Date:                   August  25, 2009, subject to adjustment in
                                            accordance with the Following Business Day
                                            Convention.

Fixed Amounts:

        Fixed Amount Payer:                 Party B

        Fixed Amount:                       USD 6,500.00

        Fixed Rate Payer
        Payment Date:                       June 28, 2007

        Party A Floating Amounts:

               Party A
               Period End Dates:            The 25th  calendar  day of each  month  during the
                                            Term of this  Transaction,  commencing  August 25,
                                            2007, and ending on the Termination Date,  subject
                                            to  adjustment  in  accordance  with the Following
                                            Business Day Convention.

               Floating Rate Payer
               Payment Dates:               Early  Payment - Two Business  Days  preceding the
                                            25th  calendar  day of each month  during the Term
                                            of this  Transaction,  commencing August 25, 2007,
                                            and ending on the Termination Date

                           Cap Rate:               As set forth in Schedule I

              Floating Rate Option:         USD-LIBOR-BBA;  provided,  however,  that  if  the
                                            Floating  Rate Option for any  Calculation  Period
                                            is greater than 9.880000%,  then the Floating Rate
                                            Option  for  such  Calculation   Period  shall  be
                                            deemed to be 9.880000%.

               Designated Maturity:         One month

               Floating Rate Day
               Count Fraction:              Actual/360

               Reset Dates:                 The first day of each Calculation Period.

               Compounding:                 Inapplicable

               Business Days:               New York

               Calculation Agent:           Party A

3.      ACCOUNT DETAILS:

        Payments to Party A: HSBC Bank USA, National Association
                                             ABA # 021-001-088
                                             For credit to Department 299
                                             A/C: 000-04929-8
                                             HSBC Derivative Products Group

        Payments to Party B: Bank of New York-New York, NY
                             ABA # 021-000-018
                             For credit to GLA: 211705
                             For final credit to: #156595
                             Account Name: GMACM 2007-HE2 Payment Account
                             Attn: Keith Richardson

4.      OFFICES:

        The Office for Party A for this Transaction is New York, NY.

        The Office for Party B for this Transaction is Chicago, IL.

5.      CALCULATION AGENT:          Party A

6.      REPRESENTATIONS.

Each  party  will be deemed  to  represent  to the other  party on the date on which it enters into this  Transaction  that (absent a written  agreement  between the parties that  expressly imposes affirmative obligations to the contrary for this Transaction):-

(i)       NON-RELIANCE.  It is acting for its own account, and it has made its own independent decisions to enter into this  Transaction  and as to whether this  Transaction  is appropriate or proper for it based upon its own  judgment  and upon  advice  from such  advisers as it has deemed  necessary.  It is not  relying  on any  communication  (written  or oral) of the other party as investment  advice or as a recommendation  to enter into this  Transaction;  it being understood  that  information  and  explanations  related to the terms and  conditions of this
Transaction  shall not be considered  investment advice or a recommendation to enter into this
Transaction.  No  communication  (written  or oral)  received  from the other  party  shall be deemed to be an  assurance  or  guarantee  as to the  expected  results  of this  Transaction.
Notwithstanding  the  foregoing,  the parties  agree that The Bank of New York Trust  Company,
N.A. has executed this Confirmation  pursuant to the direction  received by it pursuant to the
Indenture.

(ii)      ASSESSMENT  AND  UNDERSTANDING.  It is  capable  of  assessing  the  merits  of  and
understanding  (on  its  own  behalf  or  through  independent   professional   advice),   and
understands  and accepts,  the terms,  conditions  and risks of this  Transaction.  It is also capable  of  assuming,  and  assumes,  the  risks  of this  Transaction.  Notwithstanding  the foregoing,  the parties agree that The Bank of New York Trust Company,  N.A. has executed this
Confirmation pursuant to the direction received by it pursuant to the Indenture.

(iii)     STATUS OF PARTIES. The other party is not acting as a fiduciary for, or an adviser to it in respect of this Transaction.

(iv)      PARI PASSU:  Party A represents that its obligations under this Confirmation rank pari passu with all of its other unsecured, unsubordinated obligations except those obligations preferred by operation of law.

7.      ISDA FORM.
(a)     "Specified Entity" means, in relation to Party A, for the purpose of Section 5(a)(v),
Section 5(a)(vi), Section 5(a)(vii) and Section 5(b)(iv): Not Applicable.

(b)      "Specified Entity" means, in relation to Party B, for the purpose of Section
5(a)(v), Section 5(a)(vi), Section 5(a)(vii) and Section 5(b)(iv): Not Applicable.

(c)     "Specified Indebtedness" will have the meaning specified in Section 14 of the ISDA
Form, provided that Specified Indebtedness shall not include deposits received in the course of a party's ordinary banking business.

(d)     "Specified Transaction" will have the meaning specified in Section 14 of the ISDA
Form.

(e)     "Threshold Amount" means, with respect to Party A (or its Credit Support Provider),
3% of shareholders' equity as described in its most recently published audited financial statement or its equivalent in any currency.

(f)     Sections 5(a)(ii), 5(a)(iii), 5(a)(iv), and 5(a)(vi) of the ISDA Form will not apply to Party B; provided that Section 5(a)(iii) of the ISDA Form shall apply to Party B to the extent that Party B fails to return a Return Amount under the Credit Support Annex.  With respect to Party A and Party B, the provisions of Section 5(a)(v) of the ISDA Form will not apply.

(g)     Section  5(a)(vi)  of the ISDA Form  "Cross  Default"  applies  to Party A,  provided, however,  that,  notwithstanding  the  foregoing,  an Event of Default  shall not occur  under either  (i) or (ii)  above  if (A) (I) the  default,  or  other  similar  event  or  condition referred  to in (1) or the  failure to pay  referred  to in (2) is a failure to pay or deliver caused by an error or omission of an administrative or operational  nature,  and (II) funds or the asset to be  delivered  were  available  to such  party to enable it to make the  relevant payment or delivery  when due and (III) such  payment or delivery is made within one (1) Local
Business Days  following  receipt of written  notice from an interested  party of such failure to pay, or (B) such party was precluded from paying,  or was unable to pay,  using  reasonable means,  through  the  office of the party  through  which it was acting  for  purposes  of the relevant  Specified  Indebtedness,  by reason of force  majeure,  act of State,  illegality or impossibility.

(h)     Section  5(a)(vii) of the ISDA Form applies to Party A and Party B; provided that with respect to Party B,  clauses (2),  (7) and (9) will not be  applicable  as an Event of Default to the  extent  such  event  relates  to  nonpayment  of  indebtedness  other than that of the related  class of Notes;  clause (4) will not apply to Party B to the extent that it refers to proceedings or petitions  instituted or presented by Party A or any of its Affiliates;  clause
(6) will not apply to Party B to the  extent  that it refers  to (i) any  appointment  that is contemplated  or effected by the Transaction  Documents or (ii) any  appointment  that Party B has not  become  subject  to);  clause  (8) will not  apply to Party B to the  extent  that it applies to Sections  5(a)(vii)(2)(4)(6),  and (7) of the ISDA Form  (except to the extent that such provisions are not disapplied with respect to Party B.

        (i)    The "Merger without assumption" provisions of Section 5(a)(viii) will apply to
        Party A and not apply to Party B.

        (j)    The "Credit Event Upon Merger" provisions of Section 5(b)(iv) of the ISDA Form will not apply to Party A or Party B.

        (k)    The "Automatic Early Termination" provision of Section 6(a) of the ISDA Form will not apply to Party A or Party B.

        (l)    The "Tax Event Upon Merger" provisions of Section 5(b)(iii) of the ISDA Form will apply, provided that Party A shall not be entitled to designate an Early
               Termination Date by reason of a Tax Event upon Merger in respect of which it is the Affected Party.

        (m)    Section 6(b)(ii) of the ISDA Form will apply; provided that the words "or if a
        Tax Event Upon Merger occurs and the Burdened Party is the Affected Party" shall be deleted.

        (n)    The ISDA Form will be governed by, and construed in accordance with, the laws of the State of New York without reference to its conflict of laws provisions (except for Sections 5-1401 and 5-1402 of the New York General Obligations Law).

        (o)    The phrase "Termination Currency" means United States Dollars.

        (p)    For the purpose of Section 6(e) of the ISDA Form:

               (i)    Market Quotation will apply and the Second Method will apply;  provided, however,  with  respect  to an  early  termination  in  which  Party  A is  the
               Defaulting   Party  or  sole  Affected   Party  in  respect  of  an  Additional
               Termination  Event or Tax Event Upon Merger,  notwithstanding  Section 6 of the
               ISDA Form the following  amendment to Agreement set forth in paragraphs  (i) to
               (ix) below shall apply:

               For the  purposes  of Section  6(d)(i) of the ISDA Form,  Party B's  obligation with respect to the extent of information to be provided with its  calculations is limited to information  Party B has already  received in writing which Party
               B is able to release  without  breaching  any  contractual  obligations  or the provisions of any law applicable to Party B.

               The definition of "Market Quotation" shall be deleted in its entirety and replaced with the following:

               "Market Quotation" means, with respect to one or more Terminated  Transactions, a Firm Offer which is (1) made by a Reference  Market-maker that is an Eligible
               Replacement,  (2) for an amount that would be paid to Party B  (expressed  as a
               negative   number)  or  by  Party  B  (expressed  as  a  positive   number)  in
               consideration of an agreement  between Party B and such Reference  Market-maker to enter into a transaction  (the  "Replacement  Transaction")  that would have the effect of preserving for such party the economic  equivalent of any payment or delivery  (whether the underlying  obligation was absolute or contingent and assuming  the  satisfaction  of each  applicable  condition  precedent)  by the parties under Section  2(a)(i) in respect of such  Terminated  Transactions  or group of  Terminated  Transactions  that would,  but for the  occurrence of the relevant Early  Termination  Date, have been required after that Date, (3) made on the basis that Unpaid  Amounts in respect of the  Terminated  Transaction or group of Transactions are to be excluded but, without  limitation,  any payment or delivery that would, but for the relevant Early  Termination Date, have been required (assuming  satisfaction of each applicable  condition precedent) after that  Early  Termination  Date is to be  included  and (4) made in respect of a
               Replacement  Transaction  with  terms  substantially  the same as those of this
               Agreement (save for the exclusion of provisions  relating to Transactions  that are not Terminated Transactions)."

               (ii)   The definition of  "Settlement  Amount" shall be deleted in its entirety and replaced with the following:

               "Settlement  Amount"  means,  with respect to any Early  Termination  Date,  an amount (as determined by Party B equal to the Termination  Currency  Equivalent of the amount  (whether  positive or negative) of any Market  Quotation for the relevant  Terminated  Transaction or group of Terminated  Transactions  that is accepted by Party B in accordance  with the  Indenture so as to become  legally binding, provided that:

                      (a) if, on or prior to such Early  Termination  Date, a Market Quotation
                      for  the  relevant   Terminated   Transaction  or  group  of  Terminated
                      Transactions  is  accepted by Party B so as to become  legally  binding, the Termination  Currency  Equivalent of the amount (whether positive or negative) of such Market Quotation;

                      (b) if, on such Early  Termination  Date,  no Market  Quotation  for the
                      relevant Terminated  Transaction or group of Terminated  Transactions is accepted  by Party B so as to  become  legally  binding  and one or more
                      Market  Quotations have been  communicated to Party B and remain capably
                      of  becoming   legally   binding  upon   acceptance   by  Party  B,  the
                      Termination  Currency  Equivalent  of the amount  (whether  positive  or negative) of the lowest of such Market Quotation;

                      (c) if, on such Early  Termination  Date,  no Market  Quotation  for the
                      relevant Terminated  Transaction or group of Terminated  Transactions is accepted  by  Party B so as to  become  legally  binding  and no  Market
                      Quotations  have been  communicated  to Party B and  remain  capable  of becoming  legally  binding  upon  acceptance  by Party B, Party B's Loss
                      (whether  positive or negative and without  reference to Unpaid Amounts)
                      for  the  relevant   Terminated   Transaction  or  group  of  Terminated
                      Transactions; and

                      (d) At any time on or  before  the Early  Termination  Date at which two or more Market  Quotations have been  communicated to Party B and remain capable of becoming  legally  binding upon  acceptance by Party B, Party
                      B  shall  be   entitled  to  accept  only  the  lowest  of  such  Market
                      Quotations  (for  the  avoidance  of  doubt,   (i)  a  Market  Quotation
                      expressed  as a  negative  number  is  lower  than  a  Market  Quotation expressed  as a  positive  number  and  (ii)  the  lower  of two  Market
                      Quotations  expressed  as  negative  numbers is the one with the largest absolute value).

               (iii)  For  the  purpose  of  sub-paragraph  (4) of the  definition  of  Market
               Quotation,  Party B shall  determine in its sole  discretion in accordance with the  Indenture,  acting in a  commercially  reasonable  manner,  whether a Firm
               Offer is made in respect of a Replacement  Transaction  with  commercial  terms substantially  the same as those of this  Agreement  (save for the exclusion of provisions relating to Transactions that are not Terminated Transactions).

               (iv)   If Party B  requests  Party A in writing  to obtain  Market  Quotations,
               Party A shall use its reasonable  efforts to do so before the Early Termination
               Date.

               (v)    If the Settlement  Amount is a negative  number,  Section  6(e)(i)(3) of the ISDA Form shall be deleted in its entirety and replaced with the following:

               (vi)   "Approved Replacement" means, with respect to a Market Quotation, an
                      Entity making such Market Quotation, which entity satisfies the following conditions (as determined by Party B in its sole discretion, acting in a commercially reasonable manner): (a) the transferee is an
                      Eligible Replacement; (b) Party A and the Transferee are both "dealers in notional principal contracts" within the meaning of Treasury regulations section 1.1001-4; (c) as of the date of such transfer the
                      Transferee would not be required to withhold or deduct on account of
                      Tax from any payments under this Agreement or would be required to gross up for such Tax under Section 2(d)(i)(4); (d) an Event of Default or Termination Event would not occur as a result of such transfer.

               "SECOND  METHOD AND MARKET  QUOTATION.  If Second  Method and Market  Quotation
               apply,  (1) Party B shall pay to Party A an amount equal to the absolute  value of the Settlement Amount in respect of the Terminated  Transactions,  (2) Party
               B shall  pay to  Party A the  Termination  Currency  Equivalent  of the  Unpaid
               Amounts  owing to Party A and (3) Party A shall pay to Party B the  Termination
               Currency  Equivalent of the Unpaid Amounts owing to Party B, provided that, (i)
               the amounts  payable  under  clauses (2) and (3) shall be subject to netting in accordance  with Section 2(c) of this  Agreement and (ii)  notwithstanding  any other provision of this  Agreement,  any amount payable by Party A under clause
               (3) shall not be netted-off  against any amount payable by Party B under clause
               (1)."

        (p)    Multibranch Party.  For the purpose of Section 10(c) of the ISDA Form: (a)
               Party A is a not a Multibranch Party; and (b) Party B is not a Multibranch
               Party.

        (q)    Credit Support Document.  Initially with respect to Party A, a Credit Support
               Annex and any guaranty in support of Party A's obligations. With respect to
               Party B, a Credit Support Annex, but only with respect to Paragraph 3(b) of such Credit Support Annex.

        (r)    Credit Support Provider.  In relation to Party A: Not Applicable. In relation to Party B: Not Applicable.

        (s)    Section 12(a)(ii) of the ISDA Form is deleted in its entirety.

        (t)    This Transaction shall not be amended or modified pursuant to Section 9(b) of the ISDA Form unless the Rating Agency Condition is satisfied.

        (u)    Notwithstanding  any  provision of this  Transaction  or any other  existing or future agreement,  each party irrevocably waives any and all rights it may have to set off, net, recoup or otherwise  withhold or suspend or condition  payment or  performance  of any  obligation  between it and the other  party  hereunder against  any  obligation  between  it and  the  other  party  under  any  other agreements.  The  provisions  for  Set-off  set  forth in  Section  6(e) of the
               Agreement shall not apply for purposes of this Transaction.

8.      LIMITATION OF LIABILITY.

        Notwithstanding  anything  herein to the  contrary,  it is  expressly  understood  and agreed by the parties  hereto that (a) this  Confirmation  is executed  and  delivered  by The
Bank of New York Trust Company,  N.A.  ("Bank of New York"),  not  individually or personally, but solely as Indenture  Trustee of the GMACM Home Equity Loan Trust  2007-HE2  Trust,  in the
exercise  of  the  powers  and  authority  conferred  and  vested  in  it,  (b)  each  of  the representations,  undertakings  and  agreements  herein  made on the part of the Trust is made and intended not as personal  representations,  undertakings and agreements by The Bank of New
York but is made and intended for the purpose of binding  only the Trust,  (c) nothing  herein contained  shall be construed as creating any liability on The Bank of New York,  individually or personally,  to perform any covenant  either  expressed or implied  contained  herein,  all such  liability,  if any,  being  expressly  waived by the  parties  hereto  and by any Person claiming by,  through or under the parties  hereto;  provided  that nothing in this  paragraph shall  relieve  The Bank of New York from  performing  its  duties and  obligations  under the
Indenture  in  accordance  with the  standard  of care set  forth  therein,  and (d)  under no circumstances  shall  The  Bank of New  York be  personally  liable  for  the  payment  of any indebtedness  or  expenses  of the  Trust  or be  liable  for the  breach  or  failure  of any obligation,  representation,  warranty or covenant  made or undertaken by the Trust under this
Confirmation or any other related documents.

9.      ADDITIONAL PROVISIONS.

        (I)  DOWNGRADE  OF PARTY A. If a Ratings  Event (as defined  below) shall occur and be continuing  with  respect to Party A, then  Party A shall (A)  within 5 Business  Days of such
Ratings  Event,  give  notice to Party B of the  occurrence  of such  Ratings  Event,  and (B)
within 30 calendar days after the  occurrence of a Ratings Event,  with respect to Fitch,  (y)
within 60 days with respect to Party A (or its Credit  Support  Provider)  that is a Financial
Institution  with  respect to S&P, or (y) within 10 Business  Days with respect to Party A (or its Credit Support  Provider) that is a Financial  Institution  with respect to S&P if Party A chooses to post  Eligible  Collateral  as set forth in (ii) below;  either (i) use  reasonable efforts to transfer  (at its own cost) Party A's rights and  obligations  hereunder to another party,  subject to satisfaction of the Rating Agency  Condition (as defined below),  (ii) post
Eligible  Collateral in accordance  with the Credit Support Annex  attached  hereto and made a part hereof or (iii) obtain a guaranty  which  satisfies  the Rating Agency  Condition.  Party
A's obligations to find a transferee,  to post Eligible  Collateral  under such Credit Support
Annex or obtain a  guarantor  shall  remain in effect  only for so long as a Ratings  Event is continuing  with  respect to Party A. For the purpose  hereof,  a "Ratings  Event" shall occur in that event  that (1) Party A's (or its  Credit  Support  Provider's)  short-term  unsecured and  unsubordinated  debt rating is reduced below "A-1" by Standard & Poor's  Ratings  Service
("S&P") (or if its short-term  rating is not available by S&P, in the event that its long-term unsecured  and  unsubordinated  debt rating is reduced  below "A+" by S&P) and Party A (or its
Credit Support Provider) is a Financial  Institution (an "S&P Approved Ratings  Downgrade") or
(2) its short-term  unsecured and  unsubordinated  debt rating is reduced below "F1" by Fitch,
Inc.  ("Fitch")  (or,  if its  short-term  rating is not  available  by Fitch,  its  long-term unsecured  and  unsubordinated  debt rating is  withdrawn  or reduced  below "A" by Fitch;  or
(iii) if Party A fails to  satisfy  the  Moody's  Downgrade  provisions  set forth in  Section
9(ii) hereof.

        If an S&P Required  Rating  Downgrade (as defined below) shall occur and be continuing with  respect  to Party A, then  Party A shall  within 2  Business  Days of such S&P  Required
Rating  Downgrade,  (A) give notice to Party B of the  occurrence of such S&P Required  Rating
Downgrade,  and (B) within 10 Business  Days of the  occurrence  of such  Ratings  Withdrawal, comply  with the terms of the Credit  Support  Annex and (C) within 60 days of the date of the
S&P  Required  Ratings  Downgrade,  in addition to posting  collateral  pursuant to the Credit
Support  Annex (i)  transfer (at its own cost) Party A's rights and  obligations  hereunder to another  party,  subject to  satisfaction  of the Rating  Agency  Condition  or (ii)  obtain a guaranty of its obligations  hereunder from another party,  subject to the satisfaction of the
Rating Agency  Condition,  and such guaranty  shall remain in effect only for so long as a S&P
Required Rating  Downgrade is continuing  with respect to Party A. For the purpose  hereof,  a
"S&P Required Rating  Downgrade"  shall occur with respect to Party A (x) if the long-term and short-term  senior unsecured  deposit ratings of Party A (or its credit Support  Provider) are withdrawn  by S&P or  cease to be at least  "BBB  and  "A-2" by S&P if Party A (or its  Credit
Support  Provider) is a Financial  Institution  and (y) with respect to Party A (or its Credit
Support  Provider) that is not a financial  Institution,  if at any time the senior  unsecured deposit  ratings of Party A is  withdrawn  or reduced  below "A+" (long term) or "A-1"  (short term) by S&P.

        "Financial  Institution" means a bank,  broker/dealer,  insurance company,  structured investment vehicle or derivative product company.

        "Rating Agency Condition" means, with respect to any action taken or to be taken, a condition that is satisfied when S&P and Moody's have confirmed in writing that such action would not result in the downgrade, qualification (if applicable) or withdrawal of the rating then assigned by such Rating Agency to the Certificates

         (II)  MOODY'S DOWNGRADE PROVISIONS.

               (A)    Moody's  First  Rating   Trigger   Collateral.   For  purposes  of  this
               section,  if Party A has failed to comply with or perform any  obligation to be complied  with or performed by Party A in  accordance  with the Credit  Support
               Annex from time to time entered  into  between  Party A and Party B in relation
               to  this   Agreement  and  either  (x)  the  Moody's   Second  Rating   Trigger
               Requirements  do not apply or (y) less than 30 Local Business Days have elapsed since the last time the Moody's  Second  Rating  Trigger  Requirements  did not
               apply,  such failure by Party A to comply with the  provisions  set forth above shall  constitute  an Additional  Termination  Event for which Party A shall be the sole Affected Party.

               (B)    Moody's  Second Rating  Trigger  Replacement.  It shall be an Additional termination  Event with  respect to Party A as sole  Affected  Party if (x) the
               Moody's Second Rating Trigger  Requirements apply and 30 or more Local Business
               Days have  elapsed  since  the last  time the  Moody's  Second  Rating  Trigger
               Requirements  did not apply and (y) (i) at least one Eligible  Replacement  has made a Firm Offer  (which  remains  capable of becoming  legally  binding  upon acceptance)  to be the  transferee of a transfer to be made in accordance  with
               Part  5(m)(ii)  below  and/or (ii) at least one entity  with the Moody's  First
               Trigger  Required  Ratings  has made a Firm  Offer  (which  remains  capable of becoming  legally  binding  upon  acceptance  by the  offeree)  to  provide  an
               Eligible  Guarantee  in  respect  of  all  of  Party  A's  present  and  future obligations under this Agreement.

               For the purpose of  this Agreement:

               "Eligible  Guarantee" means an unconditional and irrevocable  guarantee that is provided by a guarantor as principal  debtor rather than surety and is directly enforceable  by Party B, where either (A) a law firm has given a legal  opinion confirming  that  none of the  guarantor's  payments  to  Party  B  under  such guarantee  will  be  subject  to  withholding  for  Tax or (B)  such  guarantee provides  that, in the event that any of such  guarantor's  payments to Party B are subject to  withholding  for tax,  such  guarantor  is required to pay such additional  amount as is  necessary  to  ensure  that the net  amount  actually received  by Party B (free and  clear of any  withholding  tax) will  equal the full amount Party B would have received had no such withholding been required.

               "Eligible  Replacement"  means an entity (A) (i) with the Moody's First Trigger
               Required Ratings or (ii) whose present and future  obligations owing to Party B are guaranteed  pursuant to an Eligible  Guarantee provided by a guarantor with the Moody's First Trigger  Required  Ratings,  (B) with a short-term  unsecured and  unsubordinated  debt rating of at least "A-1" by S&P (or if its short-term rating is not available by S&P, in the event that its  long-term  unsecured and unsubordinated  debt  rating  is at  least  "A+" by S&P)  and  with  short-term unsecured and unsubordinated  debt rating of at least "F1" by Fitch and (c) has entered into an indemnification  agreement in form and substance  substantially
               similar  to  the   indemnification   agreement  dated  June  28,  2007,   among
               Residential Asset Mortgage  Products,  Inc., GMAC Mortgage LLC and Party A (the
               "Indemnification Agreement").

               "Firm Offer" means an offer which,  when made, was capable of becoming  legally binding upon acceptance.

               "Moody's  Short-term  Rating"  means a rating  assigned  by  Moody's  under its short-term  rating scale in respect of an entity's  short-term,  unsecured  and unsubordinated debt obligations.

               "Relevant  Entities"  means  Party  A  and  any  guarantor  under  an  Eligible
               Guarantee in respect of all of Party A's present and future  obligations  under this Agreement.

               An entity shall have the "Moody's  First  Trigger  Required  Ratings" (x) where such entity is the subject of a Moody's  Short-term  Rating,  if such rating is
               "Prime-1" and its long-term,  unsecured and unsubordinated debt or counterparty obligations  are rated  "A2" or above by Moody's  and (y) where such  entity is not the subject of a Moody's  Short-term  Rating,  if its long-term,  unsecured and unsubordinated debt or counterparty  obligations are rated "A1" or above by
               Moody's.

               The "Moody's  Second  Rating  Trigger  Requirements"  shall apply so long as no
               Relevant Entity has the Second Trigger Required Ratings.

               An entity shall have the "Moody's  Second Trigger  Required  Ratings" (x) where such entity is the subject of a Moody's  Short-term  Rating,  if such rating is
               "Prime-2"  or  above  and its  long-term,  unsecured  and  unsubordinated  debt obligations  are rated  "A3" or above by Moody's  and (y) where such  entity is not the subject of a Moody's  Short-term  Rating,  if its long-term,  unsecured and unsubordinated debt obligations are rated "A3" or above by Moody's.

               So long as the Moody's Second Rating Trigger  Requirements  apply, Party A will at its own cost use commercially  reasonable  efforts to, as soon as reasonably practicable,  procure  either (x) an  Eligible  Guarantee  in respect of all of
               Party A's present and future  obligations  under this  Agreement to be provided by a guarantor  with the Moody's  First  Trigger  Required  Ratings  and/or the
               Moody's Second Trigger  Required  Ratings or (y) a transfer in accordance  with
               Section 9(ii) below.

        (III)  TRANSFERS.

               (a)    Section 7 of the ISDA Form  shall not apply to Party A and,  subject  to
               Section  6(b)(ii) of the ISDA Form and  Section  9(v)  herein,  Party A may not transfer  (whether by way of security or otherwise)  any interest or obligation in or under this  Agreement  without the prior written  consent of Party B. Any transfer  pursuant to this Section will require that the transferee  enter into
               a  Regulation  AB  indemnification   agreement  substantially  similar  to  the
               Indemnification Agreement.

               (b)    Subject to Section  9(v) below,  Party A may (at its own cost)  transfer all or  substantially  all of its rights and  obligations  with respect to this
               Agreement   to  any  other  entity  (a   "TRANSFEREE")   that  is  an  Eligible
               Replacement,  provided that Party B shall  determine in its sole  discretion in accordance  with the  Indenture,  acting in a commercially  reasonable  manner, whether or not a  transfer  relates  to all or  substantially  all of Party A's rights and  obligations  under this Agreement and whether or not the Transferee has  substantially  the same  credit  ratings.  Following  such  transfer,  all references to Party A shall be deemed to be references to the Transferee.

               (c)    If an entity has made a Firm Offer  (which  remains  capable of becoming legally binding upon  acceptance) to be the transferee of a transfer to be made in accordance  with (ii) above,  Party B shall (at Party A's cost) at Party A's written  request,  take  any  reasonable  steps  required  to be taken by it to effect  such  transfer  provided  such steps  shall be in  accordance  with the
               Indenture.

        (IV)   TAX.  Notwithstanding  the definition of  "Indemnifiable  Tax" in Section 14 of the ISDA Form,  in  relation to  payments  by Party A, any Tax shall be an  Indemnifiable  Tax and, in relation to payments by Party B, no Tax shall be an Indemnifiable Tax.

        (V)    RATING  AGENCY  NOTIFICATIONS.  Notwithstanding  any  other  provision  of this
Agreement,  this  Agreement  shall  not  be  amended,  no  Early  Termination  Date  shall  be effectively  designated  by Party B, and no transfer of any rights or  obligations  under this
Agreement  shall be made  (other  than a transfer  of all of Party A's rights and  obligations with respect to this  Agreement in accordance  with Section  9(ii) above)  unless  Moody's has been given prior written notice of such amendment, designation or transfer.

10.     ADDITIONAL TERMINATION EVENTS.

(a)     A Ratings Event or a S&P Required  Rating  Downgrade  occurs as set forth in Section 9 hereof and Party A fails to  satisfy  the  requirements  set forth in Section 9 hereof.  Party A shall be the sole Affected Party.
        (b)    Party A Fails to comply and the terms of the Indemnification Agreement. Party
               A shall be the sole Affected Party

11.     NON-PETITION.

        Each Relevant Party hereby  irrevocably  and  unconditionally  agrees that it will not institute against,  or join any other person in instituting  against or cause any other person to institute  against Party B, any bankruptcy,  reorganization,  arrangement,  insolvency,  or similar  proceeding  under the laws of the United States,  or any other  jurisdiction  for the non-payment  of any amount due  hereunder or any other reason until the payment in full of the
Notes issued by Party B under the  Indenture  and the  expiration of a period of one year plus ten days (or, if longer, the applicable preference period) following such payment.

12.     TAX REPRESENTATIONS.

(a)     Payer Representations.  For the purpose of Section 3(e) of the ISDA Form, Party A and
Party B will make the following representations:

        It is not required by any applicable  law, as modified by the practice of any relevant governmental revenue authority,  of any Relevant Jurisdiction to make any deduction or withholding  for or on account of any Tax from any payment  (other than interest under
        Section 2(e),  6(d)(ii) or 6(e) of the  Agreement) to be made by it to the other party under the Agreement.  In making this representation, it may rely on:

(i)     the accuracy of any representations made by the other party pursuant to Section 3(f)
        of the Agreement;

(ii)    the satisfaction of the agreement contained in Section 4(a)(iii) of the Agreement and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4(a)(iii) of the Agreement; and

(iii)   the satisfaction of the agreement of the other party contained in Section 4(d) of the
        Agreement, provided that it shall not be a breach of this representation where reliance is placed on clause (ii) and the other party does not deliver a form or document under Section 4(a)(iii) by reason of material prejudice to its legal or commercial position.

(b)     Payee  Representations.  For the  purpose of Section  3(f) of the  Agreement,  each of
Party A and Party B make the following representations.

        The following representation will apply to Party A:

        Party A is a national banking association organized under the federal laws of the
        United States and its U.S. taxpayer identification number is 20-1177241.

         The following representation will apply to Party B:

        The Bank of New York is the Indenture Trustee under the Indenture.

13.     NON-RECOURSE PROVISIONS.

        Notwithstanding anything to the contrary contained herein, none of Party B or any of its officers, directors, or shareholders (the "Non-recourse Parties") shall be personally liable for the payment by or on behalf of the GMACM 2007-HE2 Trust hereunder, and Party A shall be limited to a proceeding against the Collateral or against any other third party other than the Non-recourse Parties, and Party A shall not have the right to proceed directly against the GMACM 2007-HE2  Trust for the satisfaction of any monetary claim against the Non-recourse Parties or for any deficiency judgment remaining after foreclosure of any property included in such Collateral and following the realization of the Collateral, any claims of Party A shall be extinguished.

14.     DOCUMENTS TO BE DELIVERED.  For the purpose of Section 4(a) (i) and 4(a) (iii):

(1)       Tax forms, documents, or certificates to be delivered are:

-------------------------------------------- ----------------------------------- ---------------------------------------------------
PARTY REQUIRED TO DELIVER DOCUMENT           FORM/DOCUMENT/                      DATE BY WHICH TO BE DELIVERED
                                             CERTIFICATE
-------------------------------------------- ----------------------------------- ---------------------------------------------------
-------------------------------------------- ----------------------------------- ---------------------------------------------------
Party A and                                  Any document required or            Promptly after the earlier of (i) reasonable
Party B                                      reasonably requested to allow the   demand by either party or (ii) learning that such
                                             other party to make payments        form or document is required
                                             under this Agreement without any
                                             deduction or withholding for or
                                             on the account of any Tax or with
                                             such deduction or withholding at
                                             a reduced rate
-------------------------------------------- ----------------------------------- ---------------------------------------------------

(2)       Other documents to be delivered (unless publicly available) are:

-------------------------------- ------------------------------------ ---------------------------------- --------------------------
PARTY REQUIRED TO DELIVER        FORM/DOCUMENT/                       DATE BY WHICH TO BE DELIVERED      COVERED BY SECTION 3(D)
DOCUMENT                         CERTIFICATE                                                             REPRESENTATION
-------------------------------- ------------------------------------ ---------------------------------- --------------------------
-------------------------------- ------------------------------------ ---------------------------------- --------------------------
Party A and Party B              Any documents to evidence the        Upon the execution and delivery               Yes
                                 authority of the delivering party    of this Agreement and such
                                 for it to execute and deliver this   Confirmation.
                                 Confirmation.
-------------------------------- ------------------------------------ ---------------------------------- --------------------------
-------------------------------- ------------------------------------ ---------------------------------- --------------------------
Party A and Party B              A certificate of an authorized       Upon the execution and delivery               Yes
                                 officer of the party, as to the      of this Confirmation.
                                 incumbency and authority of the
                                 respective officers of the party
                                 signing this Confirmation.

-------------------------------- ------------------------------------ ---------------------------------- --------------------------
-------------------------------- ------------------------------------ ---------------------------------- --------------------------
Party A                          Legal opinion(s) with respect to     Upon the execution of this                    No
                                 such party and its Credit Support    Agreement
                                 Provider, if any, for it,
                                 reasonably satisfactory in form
                                 and substance to the other party
                                 relating to the enforceability of
                                 the party's obligations under this
                                 Agreement.
-------------------------------- ------------------------------------ ---------------------------------- --------------------------
-------------------------------- ------------------------------------ ---------------------------------- --------------------------

Party A                          Annual Financial Statement of        Promptly upon request made by                 Yes
                                 Party A as set forth in Party A's    Party B.
                                 Call Report.
-------------------------------- ------------------------------------ ---------------------------------- --------------------------
-------------------------------- ------------------------------------ ---------------------------------- --------------------------
Party B                          Each other report or other           Promptly upon request by Party                No
                                 document required to be delivered    A, or with respect to any
                                 directly relating to Party A by or   particular type of report or
                                 to Party B under the terms of the    other document as to which Party
                                 Pooling and Servicing Agreement,     A has previously made request to
                                 other than those required to be      receive all reports or documents
                                 delivered directly by the            of that type, promptly upon
                                 Indenture trustee to Party A         delivery or receipt of such
                                 thereunder.                          report or document by Party B
                                                                      and delivery shall be satisfied
                                                                      by posting such report on Party
                                                                      B's website
                                                                      http://www.sfr.bankofny.com.
-------------------------------- ------------------------------------ ---------------------------------- --------------------------

15.     WAIVER OF RIGHT TO TRIAL BY JURY.

        EACH PARTY HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHTS TO TRIAL BY JURY WITH RESPECT
TO ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS TRANSACTION.

16.     ELIGIBLE CONTRACT PARTICIPANT.

        Each party represents to the other party that it is an "eligible contract participant" as defined in Section 1a(12) of the U.S. Commodity Exchange Act, as amended.

17.     NOTICE BY FACSIMILE TRANSMISSION.

        Section 12(a) of the ISDA Form is hereby amended by deleting the parenthetical
"(except that a notice or other communication under Section 5 or 6 may not be given by facsimile transmission or electronic messaging system)."

18.  LIMITATION  ON EVENTS OF  DEFAULT.  Notwithstanding  the terms of  Sections  5 and 6 of the
ISDA  Form,  if at any  time  and so  long as  Party B has  satisfied  in full  all its  payment obligations  under  Section  2(a)(i)  of the ISDA  Form and has at the  time no  future  payment obligations,  whether  absolute  or  contingent,  under such  Section,  then  unless  Party A is required  pursuant  to  appropriate  proceedings  to return to Party B or  otherwise  returns to
Party B upon demand of Party B any portion of any such payment,  (a) the  occurrence of an event described  in  Section  5(a) of the ISDA Form with  respect to Party B shall not  constitute  an
Event of Default or Potential  Event of Default with respect to Party B as Defaulting  Party and
(b) Party A shall be entitled to designate an Early  Termination  Date  pursuant to Section 6 of the ISDA Form  only as a result of the  occurrence  of a  Termination  Event set forth in either
Section 5(b)(i) with respect to either Party A or Party B as the Affected Party.

This  Agreement  may be  executed  in  several  counterparts,  each of which  shall be deemed an original but all of which together shall constitute one and the same instrument.

We are  very  pleased  to have  executed  this  Transaction  with  you and we  look  forward  to completing other transactions with you in the near future.

Very truly yours,

HSBC BANK USA, NATIONAL ASSOCIATION

By:     _______________DRAFT_________________________
        Name:
        Title:

By:     ________________DRAFT_________________________
        Name:
        Title:

Confirmed as of the date above:

GMACM HOME EQUITY LOAN TRUST 2007-HE2 TRUST

By:     The Bank of New York Trust Company, N.A. not in its individual capacity but solely in its capacity as Indenture Trustee for the benefit of the GMACM Home Equity Loan Trust
        2007-HE2 Trust

By:     ________________DRAFT__________________________
        Name:
        Title:

Reference Number: 481784HN/481785HN/TRUST     16

                                          SCHEDULE A

With respect to calculating a Floating Amount for any Calculation Period falling within the periods set forth below, the Calculation Amount shall be the amount set forth opposite the relevant period and underneath the caption Calculation Amount, as follows:

----------------------------------------------------------------- ---------------------- -------------
                  For the Calculation Periods                      Calculation Amount    Party A Cap
                                                                                         Rate:
----------------------------------------------------------------- ---------------------- -------------
-------------------------------- -------------------------------- ---------------------- -------------
      From and including:             To but excluding the               in USD:
-------------------------------- -------------------------------- ---------------------- -------------
-------------------------------- -------------------------------- ---------------------- -------------
             The Effective Date                  August 25, 2007         477,430,683.43      7.810000
-------------------------------- -------------------------------- ---------------------- -------------
-------------------------------- -------------------------------- ---------------------- -------------
                August 25, 2007               September 25, 2007         464,363,869.73      7.810000
-------------------------------- -------------------------------- ---------------------- -------------
-------------------------------- -------------------------------- ---------------------- -------------
             September 25, 2007                 October 25, 2007         449,260,547.15      8.080000
-------------------------------- -------------------------------- ---------------------- -------------
-------------------------------- -------------------------------- ---------------------- -------------
               October 25, 2007                November 25, 2007         431,968,706.43      7.790000
-------------------------------- -------------------------------- ---------------------- -------------
-------------------------------- -------------------------------- ---------------------- -------------
              November 25, 2007                December 25, 2007         413,501,206.97      8.050000
-------------------------------- -------------------------------- ---------------------- -------------
-------------------------------- -------------------------------- ---------------------- -------------
              December 25, 2007                 January 25, 2008         393,764,342.98      7.790000
-------------------------------- -------------------------------- ---------------------- -------------
-------------------------------- -------------------------------- ---------------------- -------------
               January 25, 2008                February 25, 2008         372,923,800.08      7.790000
-------------------------------- -------------------------------- ---------------------- -------------
-------------------------------- -------------------------------- ---------------------- -------------
              February 25, 2008                   March 25, 2008         351,328,831.54      8.340000
-------------------------------- -------------------------------- ---------------------- -------------
-------------------------------- -------------------------------- ---------------------- -------------
                 March 25, 2008                   April 25, 2008         330,698,559.22      7.790000
-------------------------------- -------------------------------- ---------------------- -------------
-------------------------------- -------------------------------- ---------------------- -------------
                 April 25, 2008                     May 25, 2008         309,035,342.98      8.060000
-------------------------------- -------------------------------- ---------------------- -------------
-------------------------------- -------------------------------- ---------------------- -------------
                   May 25, 2008                    June 25, 2008         286,393,685.33      7.790000
-------------------------------- -------------------------------- ---------------------- -------------
-------------------------------- -------------------------------- ---------------------- -------------
                  June 25, 2008                    July 25, 2008         263,852,729.02      8.090000
-------------------------------- -------------------------------- ---------------------- -------------
-------------------------------- -------------------------------- ---------------------- -------------
                  July 25, 2008                  August 25, 2008         241,532,672.94      7.820000
-------------------------------- -------------------------------- ---------------------- -------------
-------------------------------- -------------------------------- ---------------------- -------------
                August 25, 2008               September 25, 2008         219,548,870.78      7.820000
-------------------------------- -------------------------------- ---------------------- -------------
-------------------------------- -------------------------------- ---------------------- -------------
             September 25, 2008                 October 25, 2008         198,011,520.24      8.090000
-------------------------------- -------------------------------- ---------------------- -------------
-------------------------------- -------------------------------- ---------------------- -------------
               October 25, 2008                November 25, 2008         176,911,700.34      7.820000
-------------------------------- -------------------------------- ---------------------- -------------
-------------------------------- -------------------------------- ---------------------- -------------
              November 25, 2008                December 25, 2008         156,240,666.58      8.090000
-------------------------------- -------------------------------- ---------------------- -------------
-------------------------------- -------------------------------- ---------------------- -------------
              December 25, 2008                 January 25, 2009         135,989,847.51      7.830000
-------------------------------- -------------------------------- ---------------------- -------------
-------------------------------- -------------------------------- ---------------------- -------------
               January 25, 2009                February 25, 2009         116,150,841.31      7.830000
-------------------------------- -------------------------------- ---------------------- -------------
-------------------------------- -------------------------------- ---------------------- -------------
              February 25, 2009                   March 25, 2009          96,715,412.47      8.680000
-------------------------------- -------------------------------- ---------------------- -------------
-------------------------------- -------------------------------- ---------------------- -------------
                 March 25, 2009                   April 25, 2009          77,675,488.49      7.830000
-------------------------------- -------------------------------- ---------------------- -------------
-------------------------------- -------------------------------- ---------------------- -------------
                 April 25, 2009                     May 25, 2009          59,023,156.70      8.090000
-------------------------------- -------------------------------- ---------------------- -------------
-------------------------------- -------------------------------- ---------------------- -------------
                   May 25, 2009                    June 25, 2009          40,750,661.10      7.830000
-------------------------------- -------------------------------- ---------------------- -------------
-------------------------------- -------------------------------- ---------------------- -------------
                  June 25, 2009                    July 25, 2009          22,850,399.30      8.100000
-------------------------------- -------------------------------- ---------------------- -------------
-------------------------------- -------------------------------- ---------------------- -------------
                  July 25, 2009             The Termination Date           5,314,919.45      7.830000
-------------------------------- -------------------------------- ---------------------- -------------

* All dates listed above (with the exception of the Effective Date) are subject to adjustment in accordance with the Following Business Day Convention

                                                                                       ANNEX A

                                            ISDA(R)
                                     CREDIT SUPPORT ANNEX
                                    to the Schedule to the
                                    ISDA Master Agreement
                              dated as of June 28, 2007 between
   HSBC Bank USA, National Association (hereinafter referred to as "PARTY A" or "PLEDGOR")
                                             and
    The Bank of New York Trust Company, N.A. not in its individual capacity but solely as indenture trustee on behalf of GMACM Home Equity Loan Trust 2007-HE2
                  (hereinafter referred to as "PARTY B" or "SECURED PARTY").

For the  avoidance  of  doubt,  and  notwithstanding  anything  to the  contrary  that  may be contained in the Agreement,  this Credit Support Annex shall relate solely to the  Transaction documented in the  Confirmation  dated June 28, 2007,  between Party A and Party B,  Reference
Number 481784HN and 481785HN.

PARAGRAPH 13.  ELECTIONS AND VARIABLES.

(a)     SECURITY INTEREST FOR "OBLIGATIONS".  The term "OBLIGATIONS" as used in this Annex includes the following additional obligations:

        With respect to Party A: not applicable.

        With respect to Party B: not applicable.

(b)     CREDIT SUPPORT OBLIGATIONS.

(i)     DELIVERY AMOUNT, RETURN AMOUNT AND CREDIT SUPPORT AMOUNT.

(A)     "DELIVERY  AMOUNT"  has the  meaning  specified  in  Paragraph  3(a) as amended (I) by deleting  the  words  "upon a  demand  made by the  Secured  Party on or promptly  following a Valuation  Date" and inserting in lieu thereof the words "not later than the close of business on each Valuation  Date" and
                      (II)  by  deleting  in  its  entirety  the  sentence  beginning  "Unless otherwise  specified in  Paragraph  13" and ending "(ii) the Value as of that  Valuation  Date of all Posted  Credit  Support held by the Secured
                      Party." and inserting in lieu thereof the following:

                      The "DELIVERY  AMOUNT"  applicable to the Pledgor for any Valuation Date will equal the greatest of

                      (1)    the  amount by which (a) the S&P Credit  Support  Amount for such
                             Valuation  Date  exceeds  (b) the S&P Value as of such  Valuation
                             Date of all Posted Credit Support held by the Secured Party,

                      (2)    the  amount  by  which  (a)  the  Moody's  First  Trigger  Credit
                             Support  Amount for such  Valuation  Date exceeds (b) the Moody's
                             First  Trigger  Value  as of such  Valuation  Date of all  Posted
                             Credit Support held by the Secured Party, and

                      (3)    the  amount  by  which  (a) the  Moody's  Second  Trigger  Credit
                             Support  Amount for such  Valuation  Date exceeds (b) the Moody's
                             Second  Trigger  Value as of such  Valuation  Date of all  Posted
                             Credit Support held by the Secured Party.

(B)     "RETURN AMOUNT" has the meaning  specified in Paragraph 3(b) as amended by deleting in its entirety  the  sentence  beginning  "Unless  otherwise  specified in
                      Paragraph  13"  and  ending  "(ii)  the  Credit  Support   Amount."  and
                      inserting in lieu thereof the following:

                      The "RETURN  AMOUNT"  applicable  to the Secured Party for any Valuation
                      Date will equal the least of

                      (1)    the amount by which (a) the S&P Value as of such  Valuation  Date of all Posted  Credit  Support held by the Secured  Party exceeds
                             (b) the S&P Credit Support Amount for such Valuation Date,

                      (2)    the amount by which (a) the  Moody's  First  Trigger  Value as of such  Valuation  Date of all Posted  Credit  Support  held by the
                             Secured  Party  exceeds  (b) the  Moody's  First  Trigger  Credit
                             Support Amount for such Valuation Date, and

                      (3)    the amount by which (a) the Moody's  Second  Trigger  Value as of such  Valuation  Date of all Posted  Credit  Support  held by the
                             Secured  Party  exceeds (b) the  Moody's  Second  Trigger  Credit
                             Support Amount for such Valuation Date.

(C)     "CREDIT  SUPPORT  AMOUNT" shall not apply.  For purposes of  calculating  any Delivery
                      Amount or Return Amount for any Valuation Date,  reference shall be made to the S&P Credit  Support  Amount,  the Moody's  First  Trigger  Credit
                      Support Amount,  or the Moody's Second Trigger Credit Support Amount, in
                      each  case  for  such   Valuation   Date,   as  provided  in  Paragraphs
                      13(b)(i)(A) and 13(b)(i)(B), above.

(ii)    ELIGIBLE COLLATERAL.

               On any date,  the  items set forth in  Schedule  I will  qualify  as  "ELIGIBLE
               COLLATERAL"  (for  the  avoidance  of  doubt,  all  Eligible  Collateral  to be denominated in USD).

(iii)   OTHER ELIGIBLE SUPPORT.

               The  following  items will  qualify as "OTHER  ELIGIBLE  SUPPORT" for the party specified:

               Not applicable.

(iv)    THRESHOLD.

(A)     "INDEPENDENT AMOUNT" means zero with respect to Party A and Party B.

(B)     "THRESHOLD"  means,  with  respect to Party A and any  Valuation  Date,  zero if (i) a
                      Ratings Event or an S&P Required  Rating  Downgrade has occurred and has been  continuing (x) for at least 10 Local Business Days with respect to
                      S&P or (y) for at  least 30 days  with  request  to  Fitch  or  Moody's;
                      otherwise, infinity.

                      "THRESHOLD"  means,  with  respect  to Party B and any  Valuation  Date, infinity.

(C)     "MINIMUM TRANSFER AMOUNT" means USD 50,000 with respect to Party A and Party B.

(D)     ROUNDING:  The Delivery Amount will be rounded up to the nearest integral  multiple of
                      USD  10,000.  The  Return  Amount  will be rounded  down to the  nearest integral multiple of USD 10,000.

(c)     VALUATION AND TIMING.

(i)     "VALUATION AGENT" means Party A; provided,  however, that if an Event of Default shall have occurred with respect to which Party A is the  Defaulting  Party,  Party B shall have the right to  designate  as Valuation  Agent an  independent  party, reasonably  acceptable  to Party A, the cost for which  shall be borne by Party
               A. All  calculations  by the Valuation  Agent must be made in  accordance  with standard market practice,  including, in the event of a dispute as to the Value of any Eligible  Credit Support or Posted Credit Support,  by making  reference to quotations received by the Valuation Agent from one or more Pricing Sources.

(ii)    "VALUATION  DATE" means each Local Business Day on which any of the S&P Credit Support
               Amount,  the Moody's First Trigger  Credit Support Amount or the Moody's Second
               Trigger Credit Support Amount is greater than zero.

(iii)   "VALUATION  TIME" means the close of business  in the city of the  Valuation  Agent on the Local  Business Day  immediately  preceding the  Valuation  Date or date of calculation,  as  applicable;  provided  that the  calculations  of  Value  and
               Exposure will be made as of  approximately  the same time on the same date. The
               Valuation  Agent will notify each party (or the other party,  if the  Valuation
               Agent is a party) of its calculations  not later than the Notification  Time on the  applicable  Valuation  Date (or in the case of Paragraph  6(d),  the Local
               Business  Day  following  the  day on  which  such  relevant  calculations  are performed)."

(iv)    "NOTIFICATION TIME" means 11:00 a.m., New York time, on a Local Business Day.

(d)     CONDITIONS   PRECEDENT  AND  SECURED  PARTY'S  RIGHTS  AND  REMEDIES.   The  following
        Termination  Events will be a  "SPECIFIED  CONDITION"  for the party  specified  (that party being the Affected  Party if the  Termination  Event occurs with respect to that party):  With  respect to Party A: any  Additional  Termination  Event with respect to which Party A is the sole Affected Party.  With respect to Party B: None.

(e)     SUBSTITUTION.

(i)     "SUBSTITUTION DATE" has the meaning specified in Paragraph 4(d)(ii).

(ii)    CONSENT.  If specified  here as  applicable,  then the Pledgor must obtain the Secured
               Party's consent for any substitution pursuant to Paragraph 4(d):  Inapplicable.

(f)     DISPUTE RESOLUTION.

(i)     "RESOLUTION  TIME" means 1:00 p.m. New York time on the Local  Business Day  following the date on which the notice of the dispute is given under Paragraph 5.

(ii)    VALUE.  Notwithstanding  anything to the contrary in Paragraph  12, for the purpose of
               Paragraphs  5(i)(C) and 5(ii), the S&P Value,  Moody's First Trigger Value, and
               Moody's Second Trigger Value,  on any date, of Eligible  Collateral  other than
               Cash will be calculated as follows:

               For  Eligible  Collateral  in  the  form  of  securities  listed  in  Paragraph
               13(b)(ii):  the sum of (A) the product of (1)(x) the bid price at the Valuation
               Time for such  securities  on the  principal  national  securities  exchange on which such  securities are listed,  or (y) if such securities are not listed on a national  securities  exchange,  the bid price for such securities  quoted at the Valuation Time by any principal  market maker for such securities  selected by the  Valuation  Agent,  or (z) if no such bid price is listed or quoted  for such  date,  the  bid  price  listed  or  quoted  (as the  case  may be) at the
               Valuation  Time for the day next  preceding such date on which such prices were available  and  (2) the  applicable  Valuation  Percentage  for  such  Eligible
               Collateral,  and (B) the  accrued  interest on such  securities  (except to the extent  Transferred to the Pledgor  pursuant to Paragraph  6(d)(ii) or included in the applicable  price referred to in the immediately  preceding  clause (A))
               as of such date.

(iii)   ALTERNATIVE.  The provisions of Paragraph 5 will apply.

(g)     HOLDING AND USING POSTED COLLATERAL.

(i)     ELIGIBILITY TO HOLD POSTED  COLLATERAL;  CUSTODIANS.  Party B (or any Custodian)  will be entitled to hold Posted Collateral pursuant to Paragraph 6(b).

               Party B may  appoint as  Custodian  (A) the entity  then  serving as  Indenture
               Trustee or (B) any  entity  other than the  entity  then  serving as  Indenture
               Trustee if such other entity (or, to the extent applicable,  its parent company or  credit  support  provider)  shall  then  have a  short-term  unsecured  and unsubordinated debt rating from S&P of at least "A-1."

               Initially, the CUSTODIAN for Party B is: Indenture Trustee.

(ii)    USE OF POSTED  COLLATERAL.  The  provisions  of  Paragraph  6(c)(i)  will not apply to
               Party B, but the provisions of Paragraph 6(c)(ii) will apply to Party B.

(h)     DISTRIBUTIONS AND INTEREST AMOUNT.

(i)     INTEREST RATE. The "INTEREST  RATE" will be the actual  interest rate earned on Posted
               Collateral  in the  form of Cash  that  is  held by  Party B or its  Custodian.
               Posted  Collateral in the form of Cash shall be invested in such  overnight (or redeemable  within two Local  Business  Days of demand)  Permitted  Investments rated at least (x) AAAm or AAAm-G by S&P and (y)  Prime-1  by Moody's or Aaa by
               Moody's,  as  directed  by  Party A  (unless  (x) an  Event  of  Default  or an
               Additional  Termination Event has occurred with respect to which Party A is the defaulting or sole  Affected  Party or (y) an Early  Termination  Date has been designated,  in which case such  investment  shall be held  uninvested).  Gains and losses  incurred in respect of any  investment of Posted  Collateral in the form of Cash in Permitted  Investments  as directed by Party A shall be for the account of Party A.

(ii)    TRANSFER OF INTEREST  AMOUNT.  The Transfer of the Interest Amount will be made on the second Local  Business Day following the end of each calendar  month and on any other Local  Business  Day on which  Posted  Collateral  in the form of Cash is
               Transferred to the Pledgor pursuant to Paragraph 3(b); provided,  however, that the  obligation of Party B to Transfer any Interest  Amount to Party A shall be limited to the extent that Party B has earned and received  such funds and such funds are available to Party B.

(iii)   ALTERNATIVE TO INTEREST AMOUNT. The provisions of Paragraph 6(d)(ii) will apply.

(i)     ADDITIONAL  REPRESENTATION(S).  There  are no  additional  representations  by  either party.

(j)     OTHER ELIGIBLE SUPPORT AND OTHER POSTED SUPPORT.

(i)     "VALUE" with respect to Other Eligible  Support and Other Posted  Support  means:  not applicable.

(ii)    "TRANSFER" with respect to Other Eligible  Support and Other Posted Support means: not applicable.

(k)     DEMANDS AND NOTICES.All  demands,  specifications and notices under this Annex will be made  pursuant  to the  Notices  Section of this  Agreement,  except  that any demand, specification  or notice shall be given to or made at the following  addresses,  or at such other  address as the  relevant  party may from time to time  designate by giving notice (in accordance with the terms of this paragraph) to the other party:

        If to Party A, at the  address  specified  pursuant  to the  Notices  Section  of this
        Agreement.

        If to Party B, at the  address  specified  pursuant  to the  Notices  Section  of this
        Agreement.

        If to Party B's Custodian:

        Attn: The Bank of New York Trust Company, N.A.
        2 North LaSalle Street, Suite 1020
               Chicago, IL 60602
        Telephone no.:(312) 827-8572
        Facsimile no.:(312) 827-8562/3

(l)     ADDRESS  FOR  TRANSFERS.  Each  Transfer  hereunder  shall  be  made  to  the  address specified  below or to an address  specified in writing from time to time by the party to which such Transfer will be made.

        Party A account details for holding collateral:

        HSBC Bank USA, National Association
        ABA # 021-001-088
        For credit to Department 299
        A/C: 000-04929-8
        HSBC Derivative Products Group

        Party B's Custodian account details for holding collateral

        Bank of New York - New York, NY
        ABA # 021000018
        For final credit to: #156595
        Account Name: GMACM 2007-HE2 Payment Account
        Attn: Keith Richardson

(m)     OTHER PROVISIONS.

(i)     COLLATERAL  ACCOUNT.  Party B shall open and  maintain  a  segregated  account,  which shall be an  Eligible  Account,  and  hold,  record  and  identify  all  Posted
               Collateral in such segregated account.

(ii)    AGREEMENT AS TO SINGLE  SECURED PARTY AND SINGLE  PLEDGOR.  Party A and Party B hereby agree that,  notwithstanding  anything to the  contrary in this Annex,  (a) the term  "Secured  Party" as used in this  Annex  means only Party B, (b) the term
               "Pledgor"  as used in this Annex means only Party A, (c) only Party A makes the pledge and grant in Paragraph 2, the  acknowledgement  in the final sentence of
               Paragraph 8(a) and the representations in Paragraph 9.

(iii)   CALCULATION  OF VALUE.  Paragraph  4(c) is hereby amended by deleting the word "Value"
               and inserting in lieu thereof "S&P Value,  Moody's First Trigger Value, Moody's
               Second  Trigger  Value".  Paragraph  4(d)(ii) is hereby amended by (A) deleting the words "a Value" and inserting in lieu thereof "an S&P Value,  Moody's First
               Trigger  Value,  and Moody's  Second  Trigger Value" and (B) deleting the words
               "the Value" and  inserting in lieu thereof "S&P Value,  Moody's  First  Trigger
               Value,  and Moody's  Second  Trigger  Value".  Paragraph 5 (flush  language) is hereby  amended by deleting the word "Value" and inserting in lieu thereof "S&P
               Value,   Moody's  First  Trigger  Value,  or  Moody's  Second  Trigger  Value".
               Paragraph 5(i) (flush  language) is hereby amended by deleting the word "Value"
               and  inserting in lieu thereof "S&P Value,  Moody's First  Trigger  Value,  and
               Moody's  Second  Trigger  Value".   Paragraph  5(i)(C)  is  hereby  amended  by
               deleting  the word "the Value,  if" and  inserting  in lieu thereof "any one or more of the S&P Value,  Moody's First Trigger Value,  or Moody's Second Trigger
               Value,  as may be".  Paragraph  5(ii) is hereby  amended  by (1)  deleting  the first  instance of the words "the Value" and inserting in lieu thereof "any one or more of the S&P Value,  Moody's  First  Trigger  Value,  or  Moody's  Second
               Trigger  Value" and (2) deleting  the second  instance of the words "the Value"
               and inserting in lieu thereof "such  disputed S&P Value,  Moody's First Trigger
               Value,  or Moody's Second Trigger  Value".  Each of Paragraph  8(b)(iv)(B)  and
               Paragraph  11(a) is hereby  amended by deleting the word "Value" and  inserting in lieu thereof  "least of the S&P Value,  Moody's  First  Trigger  Value,  and
               Moody's Second Trigger Value".

(iv)    FORM OF  ANNEX.  Party A and  Party B  hereby  agree  that the  text of  Paragraphs  1 through 12,  inclusive,  of this Annex is  intended  to be the printed  form of
               ISDA Credit  Support Annex  (Bilateral  Form - ISDA  Agreements  Subject to New
               York  Law  Only  version)  as  published  and   copyrighted   in  1994  by  the
               International Swaps and Derivatives Association, Inc.

(v)     EVENTS OF  DEFAULT.  Paragraph 7 will not apply to cause any Event of Default to exist with  respect  to Party B except  that  Paragraph  7(i)  will  apply to Party B solely in respect of Party B's  obligations  under Paragraph 3(b) of the Credit
               Support  Annex.  Notwithstanding  anything to the  contrary in Paragraph 7, any failure by Party A to comply  with or perform  any  obligation  to be  complied with or  performed by Party A under the Credit  Support  Annex shall only be an
               Event of Default if (A) a S&P  Required  Ratings  Downgrade  Event has occurred and been  continuing  for 30 or more Local  Business Days, and (B) such failure is not remedied on or before the third Local  Business Day after notice of such failure is given to Party A.

(vi)    EXPENSES.  Notwithstanding  anything to the contrary in Paragraph 10, the Pledgor will be responsible  for, and will reimburse the Secured Party for, all transfer and other taxes and other costs involved in any Transfer of Eligible Collateral.

(vii)   WITHHOLDING.  Paragraph  6(d)(ii) is hereby  amended by  inserting  immediately  after
               "the  Interest  Amount"  in  the  fourth  line  thereof  the  words  "less  any applicable withholding taxes."

         (ix)  ADDITIONAL DEFINITIONS.  As used in this Annex:

               "COLLATERAL  EVENT" means that no Relevant  Entity has credit  ratings at least equal to the Approved Ratings Threshold.

               "EXPOSURE"  has the meaning  specified in Paragraph  12,  except that after the word  "Agreement" the words  "(assuming,  for this purpose only, that Part 1(f)
               of the Schedule is deleted)" shall be inserted.

               "LOCAL BUSINESS DAY" means:  any day on which (A) commercial banks are open for
               business   (including   dealings  in  foreign  exchange  and  foreign  currency
               deposits) in New York and the  location of Party A, Party B and any  Custodian, and (B) in relation to a Transfer of Eligible Collateral,  any day on which the clearance  system  agreed  between  the  parties  for the  delivery of Eligible
               Collateral is open for acceptance and execution of settlement  instructions (or in the  case of a  Transfer  of Cash or other  Eligible  Collateral  for  which delivery is  contemplated  by other means a day on which  commercial  banks are
               open  for  business   (including  dealings  in  foreign  exchange  and  foreign
               deposits) in New York and the location of Party A, Party B and any Custodian.

               "MOODY'S FIRST TRIGGER EVENT" means that no Relevant  Entity has credit ratings from Moody's at least equal to the Moody's First Trigger Ratings Threshold.

               "MOODY'S FIRST TRIGGER CREDIT SUPPORT  AMOUNT" means,  for any Valuation  Date, the excess, if any, of

               (I)    (A)    for any  Valuation  Date on which  (I) a  Moody's  First  Trigger
                             Event has  occurred and has been  continuing  (x) for at least 30
                             Local  Business  Days or (y) since  this Annex was  executed  and
                             (II) it is not the case that a Moody's  Second  Trigger Event has occurred  and been  continuing  for at  least  30 Local  Business
                             Days,  an  amount  equal to the  greater  of (a) zero and (b) the sum of (i) the Secured  Party's  Exposure for such Valuation Date and (ii)  the  sum,  for each  Transaction  to which  this  Annex relates,  of the  product  of (1) the  applicable  Moody's  First
                             Trigger  Factor  set  forth  in  Table  1,  (2)  250  and (3) the
                             Notional Amount for such  Transaction for the Calculation  Period which includes such Valuation Date; or

                      (B)    for any other Valuation Date, zero, over

               (II)   the Threshold for Party A such Valuation Date.

               "MOODY'S FIRST TRIGGER  RATINGS  THRESHOLD"  means,  with respect to Party A, the guarantor  under an Eligible  Guarantee or an Eligible  Replacement,  (i) if such entity has a short-term  unsecured and unsubordinated debt rating from Moody's, a long-term  unsecured and unsubordinated  debt rating or counterparty  rating from
               Moody's of "A2" and a short-term  unsecured and  unsubordinated  debt rating from
               Moody's  of  "Prime-1",  or  (ii) if  such  entity  does  not  have a  short-term unsecured and unsubordinated  debt rating or counterparty  rating from Moody's, a long-term  unsecured and unsubordinated  debt rating or counterparty  rating from
               Moody's of "A1".

               "MOODY'S  FIRST  TRIGGER  VALUE"  means,  on any date and with  respect  to any
               Eligible  Collateral  other than Cash,  the bid price obtained by the Valuation
               Agent  multiplied by the Moody's First Trigger  Valuation  Percentage  for such
               Eligible Collateral set forth in Paragraph 13(b)(ii).

               "MOODY'S  SECOND  TRIGGER  EVENT"  means  that no  Relevant  Entity  has credit ratings  from  Moody's at least equal to the  Moody's  Second  Trigger  Ratings
               Threshold.

                "MOODY'S SECOND TRIGGER CREDIT SUPPORT AMOUNT" means,  for any Valuation Date, the excess, if any, of

               (I)    (A)    for any  Valuation  Date on which it is the case  that a  Moody's
                             Second  Trigger  Event has  occurred and been  continuing  for at least 30 Local  Business  Days,  an amount  equal to the greatest of (a) zero,  (b) the  aggregate  amount of the next  payment due to be  paid by  Party A under  each  Transaction  to  which  this
                             Annex  relates,  and  (c)  the  sum of (x)  the  Secured  Party's
                             Exposure  for  such  Valuation  Date  and (y) the  sum,  for each
                             Transaction to which this Annex relates, of

                             (1) if  such  Transaction  is not a  Transaction-Specific  Hedge, the product of (i) the  applicable  Moody's Second Trigger Factor set  forth in Table 2, (ii) 250 and  (iii)  the  Notional  Amount for such  Transaction for the  Calculation  Period which includes such Valuation Date; or

                             (2) the  product of (i) the  applicable  Moody's  Second  Trigger
                             Factor  set forth in Table 3,  (ii) 250 and  (iii)  the  Notional
                             Amount for such  Transaction  for the  Calculation  Period  which includes such Valuation Date; or

                      (B)    for any other Valuation Date, zero, over

               (II)   the Threshold for Party A for such Valuation Date.

               "MOODY'S SECOND TRIGGER RATINGS  THRESHOLD"  means,  with respect to Party A, the guarantor  under an Eligible  Guarantee or an Eligible  Replacement,  (i) if such entity has a short-term  unsecured and unsubordinated debt rating from Moody's, a long-term  unsecured and unsubordinated  debt rating or counterparty  rating from
               Moody's of "A3" and a short-term  unsecured and  unsubordinated  debt rating from
               Moody's  of  "Prime-2",  or  (ii) if  such  entity  does  not  have a  short-term unsecured and unsubordinated  debt rating from Moody's, a long-term unsecured and unsubordinated debt rating or counterparty rating from Moody's of "A3".

               "MOODY'S  SECOND  TRIGGER  VALUE"  means,  on any date and with  respect to any
               Eligible  Collateral  other than Cash,  the bid price obtained by the Valuation
               Agent  multiplied by the Moody's Second Trigger  Valuation  Percentage for such
               Eligible Collateral set forth in Paragraph 13(b)(ii).

               "PRICING SOURCES" means the sources of financial  information commonly known as
               Bloomberg,  Bridge Information Services,  Data Resources Inc., Interactive Data
               Services,   International   Securities   Market   Association,   Merrill  Lynch
               Securities  Pricing  Service,  Muller Data  Corporation,  Reuters,  Wood Gundy,
               Trepp Pricing, JJ Kenny, S&P and Telerate.

               "S&P APPROVED RATINGS  THRESHOLD"  means,  with respect to Party A, the guarantor under an Eligible Guarantee or an Eligible  Replacement,  a short-term  unsecured and  unsubordinated  debt rating  from S&P of "A-1",  or, if such entity does not have a short-term  unsecured and unsubordinated debt rating from S&P, a long-term unsecured and unsubordinated debt rating from S&P of "A+".

                "S&P CREDIT SUPPORT AMOUNT" means,  (a) if an S&P Approved  Ratings  Downgrade has occurred and has continued for 10 Local  Business  Days,  for any Valuation
               Date, the Exposure;  (b) if an S&P Required Ratings  Downgrade has occurred and has  continued  for 10 Local  Business  Days:  an  amount  equal to 125% of the
               Exposure or (c) if the Threshold is Infinity: zero.

                "S&P VALUE"  means,  on any date and with respect to any Eligible  Collateral, the product of (A) the bid price (or face value with respect to Cash)  obtained by the Valuation  Agent for such Eligible  Collateral  and (B) the S&P Approved
               Ratings  Downgrade  Valuation  Percentage  or S&P  Required  Ratings  Downgrade
               Valuation Percentage, as applicable,  for such Eligible Collateral set forth in paragraph 13(b)(ii).

               "TRANSACTION  EXPOSURE" means, for any Transaction,  Exposure  determined as if such Transaction  were the only  Transaction  between the Secured Party and the
               Pledgor.

               "TRANSACTION-SPECIFIC  HEDGE"  means any  Transaction  that is (i) an  interest rate swap in  respect of which (x) the  notional  amount of the  interest  rate swap is "balance  guaranteed"  or (y) the notional  amount of the interest rate swap for any Calculation  Period otherwise is not a specific dollar amount that is fixed at the inception of the Transaction,  (ii) an interest rate cap, (iii)
               an interest rate floor or (iv) an interest rate swaption.

                "VALUATION  PERCENTAGE" shall mean, for purposes of determining the S&P Value,
               Moody's First Trigger  Value,  or Moody's  Second Trigger Value with respect to any Eligible  Collateral  or Posted  Collateral,  the  applicable  S&P Approved
               Ratings  Downgrade  Valuation   Percentage,   S&P  Required  Ratings  Downgrade
               Valuation Percentage,  Moody's First Trigger Valuation  Percentage,  or Moody's
               Second  Trigger  Valuation  Percentage  for such Eligible  Collateral or Posted
               Collateral, respectively, in each case as set forth in Paragraph 13(b)(ii).

               "VALUE" shall mean, in respect of any date, the related S&P Value,  the related
               Moody's First Trigger Value, and the related Moody's Second Trigger Value.

                      [Remainder of this page intentionally left blank]

                                           Table 1

                                 MOODY'S FIRST TRIGGER FACTOR

                 REMAINING                                    DAILY
           WEIGHTED AVERAGE LIFE                           COLLATERAL
             OF HEDGE IN YEARS                               POSTING
                 1 or less                                    0.15%
More than 1 but not more than 2                               0.30%
More than 2 but not more than 3                               0.40%
More than 3 but not more than 4                               0.60%
More than 4 but not more than 5                               0.70%
More than 5 but not more than 6                               0.80%
More than 6 but not more than 7                               1.00%
More than 7 but not more than 8                               1.10%
More than 8 but not more than 9                               1.20%
More than 9 but not more than 10                              1.30%
More than 10 but not more than 11                             1.40%
More than 11 but not more than 12                             1.50%
More than 12 but not more than 13                             1.60%
More than 13 but not more than 14                             1.70%
More than 14 but not more than 15                             1.80%
More than 15 but not more than 16                             1.90%
More than 16 but not more than 17                             2.00%
More than 17 but not more than 18                             2.00%
More than 18 but not more than 19                             2.00%
More than 19 but not more than 20                             2.00%
More than 20 but not more than 21                             2.00%
More than 21 but not more than 22                             2.00%
More than 22 but not more than 23                             2.00%
More than 23 but not more than 24                             2.00%
More than 24 but not more than 25                             2.00%
More than 25 but not more than 26                             2.00%
More than 26 but not more than 27                             2.00%
More than 27 but not more than 28                             2.00%
More than 28 but not more than 29                             2.00%
                More than 29                                  2.00%

                                           Table 2

      MOODY'S SECOND TRIGGER FACTOR FOR INTEREST RATE SWAPS WITH FIXED NOTIONAL AMOUNTS

                REMAINING                                 DAILY
          WEIGHTED AVERAGE LIFE                         COLLATERAL
            OF HEDGE IN YEARS                            POSTING
                1 or less                                 0.50%
More than 1 but not more than 2                           1.00%
More than 2 but not more than 3                           1.50%
More than 3 but not more than 4                           1.90%
More than 4 but not more than 5                           2.40%
More than 5 but not more than 6                           2.80%
More than 6 but not more than 7                           3.20%
More than 7 but not more than 8                           3.60%
More than 8 but not more than 9                           4.00%
More than 9 but not more than 10                          4.40%
More than 10 but not more than 11                         4.70%
More than 11 but not more than 12                         5.00%
More than 12 but not more than 13                         5.40%
More than 13 but not more than 14                         5.70%
More than 14 but not more than 15                         6.00%
More than 15 but not more than 16                         6.30%
More than 16 but not more than 17                         6.60%
More than 17 but not more than 18                         6.90%
More than 18 but not more than 19                         7.20%
More than 19 but not more than 20                         7.50%
More than 20 but not more than 21                         7.80%
More than 21 but not more than 22                         8.00%
More than 22 but not more than 23                         8.00%
More than 23 but not more than 24                         8.00%
More than 24 but not more than 25                         8.00%
More than 25 but not more than 26                         8.00%
More than 26 but not more than 27                         8.00%
More than 27 but not more than 28                         8.00%
More than 28 but not more than 29                         8.00%
               More than 29                               8.00%

[PG NUMBER]

          Copyright(C)1994 by International Swaps and Derivatives Association, Inc.

                                           Table 3

                MOODY'S SECOND TRIGGER FACTOR FOR TRANSACTION-SPECIFIC HEDGES

                 REMAINING                                 DAILY
           WEIGHTED AVERAGE LIFE                         COLLATERAL
             OF HEDGE IN YEARS                            POSTING
                 1 or less                                 0.65%
More than 1 but not more than 2                            1.30%
More than 2 but not more than 3                            1.90%
More than 3 but not more than 4                            2.50%
More than 4 but not more than 5                            3.10%
More than 5 but not more than 6                            3.60%
More than 6 but not more than 7                            4.20%
More than 7 but not more than 8                            4.70%
More than 8 but not more than 9                            5.20%
More than 9 but not more than 10                           5.70%
More than 10 but not more than 11                          6.10%
More than 11 but not more than 12                          6.50%
More than 12 but not more than 13                          7.00%
More than 13 but not more than 14                          7.40%
More than 14 but not more than 15                          7.80%
More than 15 but not more than 16                          8.20%
More than 16 but not more than 17                          8.60%
More than 17 but not more than 18                          9.00%
More than 18 but not more than 19                          9.40%
More than 19 but not more than 20                          9.70%
More than 20 but not more than 21                          10.00%
More than 21 but not more than 22                          10.00%
More than 22 but not more than 23                          10.00%
More than 23 but not more than 24                          10.00%
More than 24 but not more than 25                          10.00%
More than 25 but not more than 26                          10.00%
More than 26 but not more than 27                          10.00%
More than 27 but not more than 28                          10.00%
More than 28 but not more than 29                          10.00%
               More than 29                                10.00%

                                          SCHEDULE 1

                                     ELIGIBLE COLLATERAL

 -----------------------------------------------------------------------------------------------------------------------------
                                         ELIGIBLE COLLATERAL & VALUATION PERCENTAGES
                                                       MOODY'S AND S&P
 -----------------------------------------------------------------------------------------------------------------------------
 -------- --------------------------------------------- -------------------------------- -------------------------------------
                                                             VALUATION PERCENTAGE                VALUATION PERCENTAGE
 -------- --------------------------------------------- -------------------------------- -------------------------------------
 -------- --------------------------------------------- -------------------------------- -------------------------------------
                                                                    MOODY'S                              S&P
 -------- --------------------------------------------- -------------------------------- -------------------------------------
 -------- --------------------------------------------- ----------------- -------------- ------------------- -----------------
                                                         FIRST TRIGGER       SECOND         S&P APPROVED       S&P REQUIRED
                                                                                                                 RATINGS
                                                                             TRIGGER     RATINGS DOWNGRADE      DOWNGRADE
 -------- --------------------------------------------- ----------------- -------------- ------------------- -----------------
 -------- --------------------------------------------- ----------------- -------------- ------------------- -----------------
 (A)                                                          100              100              100                 80
          Cash
 -------- --------------------------------------------- ----------------- -------------- ------------------- -----------------
 -------- --------------------------------------------- ----------------- -------------- ------------------- -----------------
 (B)                                                          100              100              98.5              78.45
          Fixed-rate   negotiable   debt   obligations
          issued  by  the  U.S.  Treasury   Department
          having a remaining  maturity on such date of
          not more than one year
 -------- --------------------------------------------- ----------------- -------------- ------------------- -----------------
 -------- --------------------------------------------- ----------------- -------------- ------------------- -----------------
 (C)                                                          100              94               89.9               74.1
          Fixed-rate   negotiable   debt   obligations
          issued  by  the  U.S.  Treasury   Department
          having a remaining  maturity on such date of
          more  than one  year  but not more  than ten
          years
 -------- --------------------------------------------- ----------------- -------------- ------------------- -----------------
 -------- --------------------------------------------- ----------------- -------------- ------------------- -----------------
   (D)                                                        100              87               83.9               67.7
          Fixed-rate   negotiable   debt   obligations
          issued  by  the  U.S.  Treasury   Department
          having a remaining  maturity on such date of
          more than ten years
 -------- --------------------------------------------- ----------------- -------------- ------------------- -----------------
 -------- --------------------------------------------- ----------------- -------------- ------------------- -----------------
   (E)    Agency    Securities:     negotiable    debt        100              99               98.5              [TBD]
          obligations   of   the   Federal    National
          Mortgage  Association  (FNMA),  Federal Home
          Loan Mortgage Corporation  (FHLMC),  Federal
          Home Loan Banks (FHLB),  Federal Farm Credit
          Banks  (FFCB),  Tennessee  Valley  Authority
          (TVA)  (collectively,  "AGENCY  SECURITIES")
          issued  after  July 18,  1984  and  having a
          remaining maturity of not more than 1 year.
 -------- --------------------------------------------- ----------------- -------------- ------------------- -----------------
 -------- --------------------------------------------- ----------------- -------------- ------------------- -----------------
   (F)    Agency   Securities   having   a   remaining        100              98               97.7              [TBD]
          maturity  of  greater  than 1 year  but  not
          more than 2 years.
 -------- --------------------------------------------- ----------------- -------------- ------------------- -----------------
 -------- --------------------------------------------- ----------------- -------------- ------------------- -----------------
   (G)    Agency   Securities   having   a   remaining        100              97               97.3              [TBD]
          maturity  of  greater  than 2 years  but not
          more than 3 years.
 -------- --------------------------------------------- ----------------- -------------- ------------------- -----------------
 -------- --------------------------------------------- ----------------- -------------- ------------------- -----------------
   (H)    Agency   Securities   having   a   remaining        100              96               94.5              [TBD]
          maturity  of  greater  than 3 years  but not
          more than 5 years.
 -------- --------------------------------------------- ----------------- -------------- ------------------- -----------------
 -------- --------------------------------------------- ----------------- -------------- ------------------- -----------------
   (I)    Agency   Securities   having   a   remaining        100              94               93.1              [TBD]
          maturity  of  greater  than 5 years  but not
          more than 7 years.
 -------- --------------------------------------------- ----------------- -------------- ------------------- -----------------
 -------- --------------------------------------------- ----------------- -------------- ------------------- -----------------
   (J)    Agency   Securities   having   a   remaining        100              93               90.7              [TBD]
          maturity  of  greater  than 7 years  but not
          more than 10 years.
 -------- --------------------------------------------- ----------------- -------------- ------------------- -----------------
 -------- --------------------------------------------- ----------------- -------------- ------------------- -----------------
   (K)    Agency   Securities   having   a   remaining        100              88               87.7              [TBD]
          maturity  of  greater  than 10 years but not
          more than 20 years.
 -------- --------------------------------------------- ----------------- -------------- ------------------- -----------------
 -------- --------------------------------------------- ----------------- -------------- ------------------- -----------------
   (L)    Agency   Securities   having   a   remaining        100              86               84.4              [TBD]
          maturity  of  greater  than 20 years but not
          more than 30 years.
 -------- --------------------------------------------- ----------------- -------------- ------------------- -----------------

        IN WITNESS  WHEREOF,  the parties have  executed  this Annex by their duly  authorized representatives as of the date of the Agreement.

              HSBC Bank USA, National Association                  The Bank of New York Trust Company, N.A. not in its individual capacity but solely in its capacity as indenture trustee on behalf of GMACM Home Equity Loan Trust 2007-HE2
By:  _____________________________                                By:_______________________________________
     Name                                                              Name:
     Title:                                                            Title:
     Date:                                                             Date: